UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C. 20549


                                  -------------



                                     FORM 8-K



                                  CURRENT REPORT
                      Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report  (Date of earliest event reported):   December 19, 2000



                        REMINGTON OIL AND GAS CORPORATION
            (Exact name of registrant as specified in its charter)


                                    DELAWARE
                 (State or other jurisdiction of incorporation)


             1-11516                                  75-2369148
     (Commission File No.)                (IRS Employer Identification Number)


      8201 Preston Road - Suite 600
           Dallas, Texas                              75225-6211
 (Address of principal executive offices)              (Zip Code)


                                 (214) 210-2650
                Registrant's Telephone Number Including Area Code

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ITEM 5.  OTHER EVENTS

On December 19, 2000, Remington Oil and Gas Corporation issued the Press Release appended to this Current Report on Form 8-K as Exhibit 99.1 and incorporated by reference herein.



                                         SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      REMINGTON OIL AND GAS CORPORATION



Date:  December 21, 2000              By:  /s/  James A. Watt
                                           ----------------------------
                                           James A. Watt
                                           President and Chief Executive Officer

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                              INDEX TO EXHIBITS

Number                               Exhibit
------                               -------

99.1     Press Release of Remington Oil and Gas Corporation dated
         December 19, 2000.

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